FUNDX INVESTMENT TRUST

On behalf of FundX Investment Trust (the “Trust”) and pursuant to Rule 497(c) under the Securities Act of 1933, as amended, attached for filing are exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information in the definitive form of Prospectus for the FundX Sustainable Impact Fund, which was filed pursuant to Rule 497(c) on March 13, 2017.  The purpose of this filing is to submit the 497(c) filing dated March 13, 2017 in XBRL for the FundX Sustainable Impact Fund.

The XBRL exhibits attached hereto consist of the following:

Exhibit	Exhibit No.
Instance Document	EX-101.INS
Schema Document	EX-101.SCH
Calculation Linkbase Document	EX-101.CAL
Definition Linkbase Document	EX-101.DEF
Label Linkbase Document	EX-101.LAB
Presentation Linkbase Document	EX-101.PRE